Restrictions On Loans And Dividends From Subsidiaries	12 Months Ended
Dec. 31, 2011
Restrictions On Loans And Dividends From Subsidiaries [Abstract]
Restrictions On Loans And Dividends From Subsidiaries
(18)	Restrictions on Loans and Dividends from Subsidiaries

Regulatory agencies place certain restrictions on dividends paid and loans or advances made by the Banks to the Company. The amount of dividends the Banks may pay to the Company, without prior approval, is limited to current year earnings plus retained net profits for the two preceding years. Under these restrictions, at December 31, 2011, the Banks had no ability to pay dividends without prior approval.

Loans and advances from the Banks to the Company are limited based on regulatory capital. As of December 31, 2011, there were no loans between the Banks and the Company.